                                                                   EXHIBIT 10.16





                      TRANSPORTATION SERVICE AGREEMENT



                                PREPARED FOR



                               PANALPINA, INC.




                             MR. HANS TOGGWEILER
                          EXECUTIVE VICE PRESIDENT




                                PRESENTED BY




                               TRUCK/NET, INC.




                              STANLEY E. LAIKEN
                               VICE PRESIDENT




                                FEBRUARY 1997

                      TRANSPORTATION SERVICE AGREEMENT


This CONTRACT is for non exclusive services by and between TRUCK/NET, INC. (hereinafter called "CARRIER") and PANALPINA, INC. (hereinafter called "SHIPPER").

In consideration of the mutual undertakings herein contained, SHIPPER hereby agrees to utilize Carrier for the transportation of a portion of SHIPPER's traffic, and CARRIER hereby agrees to transport such traffic for SHIPPER, subject to the following terms and conditions:

                  1. POINTS OF SERVICE AND CARRIER'S PERMIT

CARRIER agrees, as a contract carrier and independent contractor, and not as an agent or employee of SHIPPER to transport for SHIPPER freight of all kinds as specified and classified on the Bill of Lading, between points as authorized in CARRIER's contract carrier permit issued by the Interstate Commerce Commission.

                                2. INSURANCE

CARRIER will keep in force during the term of this agreement, Worker's Compensation, Comprehensive General/Automobile Liability Insurance, Public Liability and Property Damage Insurance coverage as mandated by the Department of Transportation (or other governmental body or agency authorized to set minimum insurance requirements) or that is reasonable business practice for the transportation of property under this agreement, whichever is greater. Certification of such insurance shall be furnished to the SHIPPER.

                             3. INDEMNIFICATION

Each party hereto agrees to indemnify and save harmless the other party and Consignee, and their respective employees and agents from any and all liability, expense (including Attorney fees), cause of action, suit, claim, or judgment, including liability for injury or death to persons (including the other party's or Consignee employees) and for loss or damage to property (including the other party's or Consignee's property) arising out of or attributable to the acts or omissions of such party including equipment furnished or service provided, regardless of whether such equipment or furnished or service provided, regardless of whether such equipment or services are furnished or performed by such party, its sub-contractors, agents, or employees, to the extent that such injury, death or damage results from either negligent acts or omissions or reckless or intentional misconduct of the other party or Consignee, or acts of the other party or Consignee over which such party has no control.

The CARRIER assumes full responsibility for, and cost of, compliance with all laws, rules, and regulations governing highway contract carriers, and all Federal, State or Municipal license fees, taxes and other charges, now in force, or hereafter promulgated from time to time.

                                  4. CLAIMS

SHIPPER or Consignee shall notify the CARRIER within a reasonable period of time upon the discovery of any loss of or damage to property transported by CARRIER pursuant to this AGREEMENT. All claims for loss or damage to property transported by CARRIER must be filed with CARRIER within six (6) months following delivery or date of expected delivery.


Compensation for any loss or damage to property transported by the CARRIER pursuant to this AGREEMENT shall be settled based on the Warsaw Convention.

                      5. APPLICATION OF BILL OF LADING

To the extent that the terms and conditions contained in the uniform Straight Bill of Lading are not inconsistent with this AGREEMENT, or are inconsistent with this AGREEMENT, the Bill of Lading shall govern the rights and responsibilities of the parties with respect to the shipments tendered hereunder.

                     6. PAYMENT BY SHIPPER OR CONSIGNEE

SHIPPER or Consignee will promptly make payments of invoices submitted by Carrier to Shipper or Consignee. Invoices shall be accompanied by substantiating documentation reflecting the service provided and the charges therefore.

                     7. STANDARDS OF CARRIER PERFORMANCE

CARRIER agrees to perform all transportation service under this AGREEMENT in a first-class, efficient, workmanlike manner, in conformity with generally accepted standards and practices of the transportation industry. CARRIER agrees to use equipment that is in providing transportation service to SHIPPER in a first-class condition and in full compliance with applicable safety regulations. Drivers, agents and helpers of CARRIER will conduct themselves in a courteous and businesslike manner.

                                   8. TERM

This AGREEMENT shall become effective upon execution by both parties and, shall remain in effect for a period of twenty-four (24) months, and automatically renew for subsequent one year periods unless either party gives written notice of its intent to cancel this AGREEMENT ninety (90) days prior to the end of the contract year, or subsequent one (1) year extension.

Any assignment or brokerage of this Contract by the CARRIER without the written consent of the SHIPPER having first been obtained, shall be void and of no effect.

However, it is contemplated that TRUCK/NET, Inc. will subcontract for the service of other carriers to perform the services contemplated in this agreement, and no consent of the shipper will be required.

All mileage rates used during the TERM of this AGREEMENT shall be based on Rand McNally Household Goods Carrier's Bureau, mileage guide No. 15 or subsequent updates.

                               9. SEPARABILITY

In the event that any provision contained in this AGREEMENT shall violate any applicable statue, ordinance, rule or law, such provision shall be ineffective to the extent of such violations without invalidating any other provision of this AGREEMENT.

                              10. GOVERNING LAW

The provisions of this AGREEMENT shall be construed and enforced according to the laws of the State of Georgia to the extent that they are not inconsistent with the applicable federal or state regulatory laws binding upon the CARRIER.

                                 11. NOTICES

Notices hereunder shall be given in writing by U.S. Mail, postage prepaid, or facsimile to the other party and shall be effective upon receipt of acknowledgement to the originating party. Notification must show effective date, expiration date, and carrier name, and shall be sent to the following addresses:

               (CARRIER)                                (SHIPPER)


         TRUCK/NET, INC.                      PANALPINA, INC.
         5025 Derrick Jones Road              1776 On The Green, 67 Park Place
         College Park, GA  30349              Morristown, NJ 07960-7103
         Attention: Dennis Bakal              Attention: Hans Toggweiler
         Facsimile: 770-907-3392              Facsimile: 201-254-5712

                              12. FORCE MAJEURE

Neither party shall be liable for delay or failure to perform, in whole or in part, any obligation required of it pursuant to this AGREEMENT, by reason of contingencies beyond the reasonable control of the party affected, including among other, act of God, civil commotion, fire, explosion, labor dispute, earthquake, flood or windstorm, or by reason of any law, regulation, or requirement of any governmental authority.

                             13. CONFIDENTIALITY

Except as otherwise required by law, neither party may disclose to others except third party auditing services any information regarding this AGREEMENT nor the services provided hereunder without prior written approval of the other party.

                                14. ADDENDUM

All conditions of this AGREEMENT shall be applicable to the addendums as they pertain on attachments provided by either the CARRIER or SHIPPER.

                          15. ENTIRE UNDERSTANDING

This AGREEMENT and the attached Appendices represent the entire understanding of the parties and cannot be amended except in writing signed by both parties and supersedes and replaces all previous agreements.

In witness whereof, the parties hereto have caused this AGREEMENT to be executed by their duly authorized representatives as follows:

     (CARRIER)                                  (SHIPPER)

     TRUCK/NET, INC.                            PANALPINA, INC.

By: /s/ Stanley E. Laiken                  By: /s/ Hans Toggweiler
   --------------------------------           ----------------------------------

Title:  Vice President                     Title:  Executive Vice President
      -----------------------------              -------------------------------

Date:   Feb. 6, 1997                       Date:  Feb. 7, 1997
     ------------------------------             --------------------------------